                                                                EXHIBIT 10.16

                                    FORM OF
                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE (this "Amendment") is dated for reference purposes only as of August 15, 1994, by and between CHARCOT CENTER JOINT VENTURE, a California general partnership ("Landlord"), and ROCKSHOX, INC., a California corporation ("Tenant")

                                    RECITALS

     A. Landlord and Tenant entered into that certain Lease (the "Lease") dated for reference purposes only as of May 1, 1994, with respect to premises located at and commonly known as 401 Charcot Avenue, San Jose, California (the "Premises"); and

     B. Landlord and Tenant now desire to amend the Lease, on the terms and conditions set forth in this Amendment, to provide for: (i) an revised Expiration Date and Rental associated with such extended date, (ii) a confirmation as to Tenant's responsibility for certain permits relating to Tenant's intended use of the Premises, and (iii) a revised Work Letter and Construction Agreement.

     NOW, THEREFORE, the parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree as follows:

                                    AGREEMENT

     1. RECITALS. The foregoing recitals are true and correct and incorporated herein by this reference.

     2. DEFINED TERMS. All capitalized terms not specifically defined herein shall have the meanings set forth in the Lease.

     3. EFFECTIVE DATE. The effective date of this Amendment shall be August 15, 1994 (the "Effective Date:),

     4. EXTENDED TERM. Paragraph 1.1 B. of the Lease is hereby deleted and replaced in its entirety with the following:

     "B. Term: The term of the Lease is seventy-four (74) months, beginning September 1, 1994 (the "Commencement Date:) and ending October 31, 2000 (the "Expiration Date").

     5. MINIMUM MONTHLY RENT. Paragraph 1.1 C.(ii) of the Lease is hereby deleted and replaced in its entirety with the following:

     "(ii) Fixed Minimum Monthly Rent Increases: The initial minimum monthly rent shall be increased to the amounts stated below and shall be payable for each of the months during the period stated below:

          MINIMUM
       MONTHLY RENT                         PERIOD
        $28,917.20         Months 15 through 26 (11/01/95 -10/31/96)
        $30,029.40         Months 27 through 38 (11/01/96 -10/31/97)
        $31,141.60         Months 39 through 50 (11/01/97 -10/31/98)
        $32,253.80         Months 51 through 74 (11/01/98 -10/31/00)"

     6. CERTAIN USE RELATED PERMITS. Landlord and Tenant hereby agree that Tenant shall be responsible for obtaining all governmental approvals and permits necessary for or related to Tenant's intended use of the Premises, including, without limitation, permits and approvals related to hazardous materials storage and management, fire high pile storage, and storage racks, and no delay in Tenant's obtaining such approval shall affect Tenant's obligations under the Lease as amended hereby, including without limitation the obligation to pay rent upon delivery of possession in accordance with the terms and conditions of the Lease as amended hereby.

     7. REVISED WORK LETTER AND CONSTRUCTION AGREEMENT. The Work Letter and Construction Agreement (Allowance) attached as Exhibit B to the Lease is hereby deemed to be of no further force and effect, is deleted in its entirety, and is replaced by the Work Letter and Construction Agreement (Turnkey) attached to this Amendment as SCHEDULE 1 (including the revised Construction Drawings drawn by CDS Construction dated ______________ referenced therein) (the "Revised Work Letter"). Tenant agrees that on or before September 1, 1994 it shall pay to Landlord cash in the amount of Three Thousand and 00/100 Dollars ($3,000.00) in consideration of Landlord's agreement to enter into the Revised Work Letter. (Mark, this amount is the $3,000 left over from the scope reduction.)

     8. REDUCTION IN SCOPE OF WORK. Tenant specifically agrees that notwithstanding anything in this Amendment or the Revised Work Letter to the contrary, the Tenant Improvements shall not include, and Landlord shall have no responsibility for installing or paying for, the work described in the item listed as Code 1672 in the section entitled "Alarm and Detection" in the Bid Sheet Summary prepared by CDS Construction dated June 15, 1994.

     9. OTHER LEASE TERMS. Except as modified hereby, all terms and conditions of the Lease shall remain unchanged and in full force and effect during the term of the Lease.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

LANDLORD:                                     TENANT:
CHARCOT CENTER JOINT VENTURE,                 ROCKSHOX, INC.,
a California general partnership              a California corporation

BY:  TRANSAMERICA REAL                        By:
     ESTATE MANAGEMENT CO.,                      -----------------------------
     Agent                                       Its:
                                                     -------------------------
     By:
        ----------------------------
        Its:
            ------------------------
     By:
        ----------------------------
        Its:
            ------------------------




                                       3